Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

I, Elton Alderman, Chairman, President and Chief Executive Officer of Prolong International Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2003
/s/ ELTON ALDERMAN

Elton Alderman, Chairman, President and Chief Executive Officer (Principal Executive Officer)